Exhibit 99.2 Reconciliation of EBITDA from continuing operations and Adjusted EBITDA from continuing operations for the quarter and year ended December 31, 2016 and 2015.

Three Months Ended December 31, 2016 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$275.8	$169.0	$66.4	$33.7	$6.6	$(1.5)	$550.0
Depreciation and amortization	14.0	6.7	2.5	2.0	0.6	1.0	26.8
Cost of sales and selling and administrative	202.3	140.1	68.5	30.0	6.6	23.1	470.6
Gain on sales of and impairments of long-lived assets, net	—	—	—	—	—	(9.4)	(9.4)
Other operating credits and charges, net	—	—	—	—	—	6.0	6.0
Total operating costs	216.3	146.8	71.0	32.0	7.2	20.7	494.0
Income (loss) from operations	59.5	22.2	(4.6)	1.7	(0.6)	(22.2)	56.0
Total non-operating expense	—	—	—	—	—	(7.4)	(7.4)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	59.5	22.2	(4.6)	1.7	(0.6)	(29.6)	48.6
Provision for income taxes	—	—	—	—	—	6.7	6.7
Equity in income of unconsolidated affiliates	—	—	(0.8)	—	—	—	(0.8)
Income (loss) from continuing operations	$59.5	$22.2	$(3.8)	$1.7	$(0.6)	$(36.3)	$42.7
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$59.5	$22.2	$(3.8)	$1.7	$(0.6)	$(36.3)	$42.7
Provision for income taxes	—	—	—	—	—	6.7	6.7
Interest expense, net of capitalized interest	—	—	—	—	—	5.8	5.8
Depreciation and amortization	14.0	6.7	2.5	2.0	0.6	1.0	26.8
EBITDA from continuing operations	73.5	28.9	(1.3)	3.7	—	(22.8)	82.0
Stock-based compensation expense	0.3	0.2	0.1	—	—	3.0	3.6
Gain on sale or impairment of long-lived assets, net	—	—	—	—	—	(9.4)	(9.4)
Other operating credits and charges, net						6.0	6.0
Investment income	—	—	—	—	—	(1.8)	(1.8)
Loss on early debt extinguishment	—	—	—	—	—	4.1	4.1
Adjusted EBITDA from continuing operations	$73.8	$29.1	$(1.2)	$3.7	$—	$(20.9)	$84.5

Three Months Ended December 31, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$206.3	$141.2	$74.9	$33.5	$7.5	$(0.5)	$462.9
Depreciation and amortization	13.4	4.6	3.0	1.7	0.5	0.8	24.0
Cost of sales and selling and administrative	181.6	122.7	73.8	28.8	7.4	18.9	433.2
Loss on sales of and impairments of long-lived assets, net	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	3.7	3.7
Total operating costs	195.0	127.3	76.8	30.5	7.9	24.0	461.5
Income (loss) from operations	11.3	13.9	(1.9)	3.0	(0.4)	(24.5)	1.4
Total non-operating expense	—	—	—	—	—	(6.4)	(6.4)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	11.3	13.9	(1.9)	3.0	(0.4)	(30.9)	(5.0)
Benefit for income taxes	—	—	—	—	—	5.0	5.0
Equity in income of unconsolidated affiliates	—	—	(1.9)	—	—	(0.7)	(2.6)
Income (loss) from continuing operations	$11.3	$13.9	$—	$3.0	$(0.4)	$(35.2)	$(7.4)
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$11.3	$13.9	$—	$3.0	$(0.4)	$(35.2)	$(7.4)
Benefit for income taxes	—	—	—	—	—	5.0	5.0
Interest expense, net of capitalized interest	—	—	—	—	—	8.1	8.1
Depreciation and amortization	13.4	4.6	3.0	1.7	0.5	0.8	24.0
EBITDA from continuing operations	24.7	18.5	3.0	4.7	0.1	(21.3)	29.7
Stock-based compensation expense	0.2	0.2	0.1	—	—	1.4	1.9
Loss on sale or impairment of long-lived assets, net	—	—	—	—	—	0.6	0.6
Other operating credits and charges, net	—	—	—	—	—	3.7	3.7
Other operating credit and charges, associated with JV's	—	—	—	—	—	(0.7)	(0.7)
Investment income	—	—	—	—	—	(1.5)	(1.5)
Adjusted EBITDA from continuing operations	$24.9	$18.7	$3.1	$4.7	$0.1	$(17.8)	$33.7

Year Ended December 31, 2016 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$1,027.7	$752.3	$296.9	$136.9	$26.9	$(7.3)	$2,233.4
Depreciation and amortization	58.6	27.4	12.7	8.6	2.3	3.2	112.8
Cost of sales and selling and administrative	782.9	598.8	295.2	111.3	26.2	93.2	1,907.6
Gain on sales of and impairments of long-lived assets, net	—	—	—	—	—	(8.4)	(8.4)
Other operating credits and charges, net	—	—	—	—	—	17.4	17.4
Total operating costs	841.5	626.2	307.9	119.9	28.5	105.4	2,029.4
Income (loss) from operations	186.2	126.1	(11.0)	17.0	(1.6)	(112.7)	204.0
Total non-operating expense	—	—	—	—	—	(39.1)	(39.1)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	186.2	126.1	(11.0)	17.0	(1.6)	(151.8)	164.9
Provision for income taxes	—	—	—	—	—	19.8	19.8
Equity in income of unconsolidated affiliates	—	—	(5.2)	—	—	—	(5.2)
Income (loss) from continuing operations	$186.2	$126.1	$(5.8)	$17.0	$(1.6)	$(171.6)	$150.3
Reconciliation of income (loss) from continuing operations to Adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$186.2	$126.1	$(5.8)	$17.0	$(1.6)	$(171.6)	$150.3
Provision for income taxes	—	—	—	—	—	19.8	19.8
Interest expense, net of capitalized interest	—	—	—	—	—	32.1	32.1
Depreciation and amortization	58.6	27.4	12.7	8.6	2.3	3.2	112.8
EBITDA from continuing operations	244.8	153.5	6.9	25.6	0.7	(116.5)	315.0
Stock-based compensation expense	1.0	0.9	0.6	—	—	10.5	13.0
Gain on sale or impairments of long-lived assets, net	—	—	—	—	—	(8.4)	(8.4)
Other operating credits and charges, net	—	—	—	—	—	17.4	17.4
Loss on early debt extinguishment	—	—	—	—	—	17.3	17.3
Investment income	—	—	—	—	—	(8.2)	(8.2)
Adjusted EBITDA from continuing operations	$245.8	$154.4	$7.5	$25.6	$0.7	$(87.9)	$346.1

Year Ended December 31, 2015 (Dollar amounts in millions)	OSB	Siding	EWP	South America	Other	Corporate	Total
Net sales	$807.5	$636.4	$286.1	$134.9	$29.0	$(1.4)	$1,892.5
Depreciation and amortization	57.0	19.7	12.6	7.9	1.8	2.9	101.9
Cost of sales and selling and administrative	796.8	523.5	286.8	117.2	30.0	81.2	1,835.5
Loss on sales of and impairments of long-lived assets, net	—	—	—	—	—	2.1	2.1
Other operating credits and charges, net	—	—	—	—	—	16.3	16.3
Total operating costs	853.8	543.2	299.4	125.1	31.8	102.5	1,955.8
Income (loss) from operations	(46.3)	93.2	(13.3)	9.8	(2.8)	(103.9)	(63.3)
Total non-operating expense	—	—	—	—	—	(32.1)	(32.1)
Income (loss) from continuing operations before income taxes and equity in income of unconsolidated affiliates	(46.3)	93.2	(13.3)	9.8	(2.8)	(136.0)	(95.4)
Benefit for income taxes	—	—	—	—	—	(2.7)	(2.7)
Equity in income of unconsolidated affiliates	—	—	(6.0)	—	—	(0.7)	(6.7)
Income (loss) from continuing operations	$(46.3)	$93.2	$(7.3)	$9.8	$(2.8)	$(132.6)	$(86.0)
Reconciliation of income (loss) from continuing operations to adjusted EBITDA from continuing operations
Income (loss) from continuing operations	$(46.3)	$93.2	$(7.3)	$9.8	$(2.8)	$(132.6)	$(86.0)
Benefit for income taxes	—	—	—	—	—	(2.7)	(2.7)
Interest expense, net of capitalized interest	—	—	—	—	—	31.2	31.2
Depreciation and amortization	57.0	19.7	12.6	7.9	1.8	2.9	101.9
EBITDA from continuing operations	10.7	112.9	5.3	17.7	(1.0)	(101.2)	44.4
Stock-based compensation expense	1.0	0.8	0.5	—	—	7.0	9.3
Loss on sale or impairments of long-lived assets, net	—	—	—	—	—	2.1	2.1
Other operating credits and charges, net	—	—	—	—	—	16.3	16.3
Other operating credit and charges, associated with JVs	—	—	—	—	—	(0.7)	(0.7)
Investment income	—	—	—	—	—	(4.4)	(4.4)
Adjusted EBITDA from continuing operations	$11.7	$113.7	$5.8	$17.7	$(1.0)	$(80.9)	$67.0